                                                                    EXHIBIT 99.1

                                    FORM OF
                             LETTER OF TRANSMITTAL

                       SPANISH BROADCASTING SYSTEM, INC.

                               OFFER TO EXCHANGE
                   9 5/8% SENIOR SUBORDINATED NOTES DUE 2009
                              FOR ALL OUTSTANDING
                   9 5/8% SENIOR SUBORDINATED NOTES DUE 2009
                            ------------------------

           PURSUANT TO THE PROSPECTUS, DATED [               , 2001]

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
[               ], UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES
(AS DEFINED HEREIN) MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

TO: THE BANK OF NEW YORK, EXCHANGE AGENT (THE "EXCHANGE AGENT")

    By Hand Or Overnight Delivery:      Facsimile Transmissions:   By Registered Or Certified Mail:
                                         (Eligible Institutions
         The Bank of New York                    Only)                   The Bank of New York
          101 Barclay Street            (212) [               ]         101 Barclay Street, 7E
    Corporate Trust Services Window    To Confirm by Telephone or      New York, New York 10286
             Ground Level                for Information Call:       Attention: [               ]
       New York, New York 10236
   Attention: Reorganization Section    (212) [               ]

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

HOLDERS (AS DEFINED HEREIN) WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

     By execution hereof, the undersigned acknowledges receipt of the Prospectus
(the "Prospectus"), dated august             , 2001, of Spanish Broadcasting
System, Inc., a Delaware corporation (the "Issuer"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 principal amount of up to $335 million of its newly registered 9 5/8% Senior Subordinated Notes due 2009 (the "Exchange Notes"), for each $1,000 principal amount of an aggregate $235 million, at maturity, of its outstanding 9 5/8% Senior Subordinated Notes due 2009, previously issued pursuant to a registration statement on November 2, 1999 (the "1999 Notes") and for each $1,000 principal amount of an aggregate of $100 million, at maturity, of its outstanding 9 5/8% Senior Subordinated Notes due 2009 previously issued in a private offering on June 8, 2001 (the "2001 Notes" and together with the 1999 Notes, the "Old Notes"), of which $335,000,000 aggregate principal amount was outstanding on the date of the Prospectus. The Exchange Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act").

     The Issuer reserves the right, at any time or from time to time, to extend the Exchange Offer at its sole discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Issuer shall notify the Holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by Holders of Old Notes if:

     - a certificate representing Old Notes is to be physically delivered to the Exchange Agent along with this Letter of Transmittal by Holders; or

     - tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus by any financial institution that is a participant in The Depository Trust Company (the "Depositary") whose name appears on a security position listing as the owner of the Old Notes; or

     - tender of Old Notes is to be made by the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1.

     DELIVERY OF DOCUMENTATION TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" with respect to the Exchange Offer means any person:

     - in whose name Old Notes are registered on the books of the Issuer or any other person who has obtained a properly completed bond power, as applicable, from the registered holder; or

     - whose Old Notes are held of record by the Depositary (or its nominee), whose name appears on a security position listing as the owner of Old Notes (and is a participant in the Depositary) and who desires to deliver such Old Notes by book-entry transfer at the Depositary.

                            ------------------------

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Issuer the aggregate principal amount of Old Notes indicated in this Letter of Transmittal, upon the terms and subject
to the conditions set forth in the Prospectus, dated [               ], 2001
(the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes as are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact with respect to such Old Notes (with full knowledge that the Exchange Agent acts as agent of the Issuer and as Trustee under the Indentures for the 1999 Notes, the 2001 Notes and the Exchange Notes), with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

     - deliver such Old Notes in registered certificated form, or transfer ownership of such Old Notes through book-entry transfer at the Book-Entry Transfer Facility, to or upon the order of the Issuer, upon receipt by the Exchange agent, as the undersigned's agent, of the same aggregate principal amount of Exchange Notes; and

     - present such Old Notes for transfer on the books of the Issuer and receive, for the account of the Issuer, all benefits and otherwise exercise, for the account of the Issuer, all rights of beneficial ownership of the Old Notes tendered hereby in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuer will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Issuer.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on the Issuer's belief, based upon interpretations by the staff of the Securities and Exchange Commission (the "Commission") set forth in no-action letters issued to third parties unrelated to the Issuer, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the 2001 Notes may be offered for resale, resold and otherwise transferred by any holder thereof (other than (i) any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act or (ii) any broker-dealer that purchased notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act; provided that the holder acquires the Exchange Notes in the ordinary course of its business and is not engaging, and has no intention to engage, and has no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes.

     The undersigned hereby further represents that:

     - the Exchange Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned,

     - neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and neither the holder of such Old Notes nor any such person is engaging in, or intends to engage in, the distribution of such Exchange Notes, and

     - except as indicated herein, neither the undersigned nor any such other person is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act or, if such holder or any such other person is an affiliate of the Issuer, that such holder or such other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. The undersigned has read and agrees to all of the terms of the Exchange Offer as described in the Prospectus and herein.

     If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making or other trading activities (a "Participating Broker-Dealer") and acknowledges that it has not entered into an arrangement or understanding with the Issuer or any "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act to distribute the Exchange Notes to be received in the Exchange Offer and that it will deliver the Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering the Prospectus, the undersigned or such beneficial owner will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The Issuer has agreed that, subject to the provisions of the Registration Rights agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of Exchange Notes received in exchange for Old Notes acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities, for a period ending 90 days after the Expiration Date or, if earlier, when all such Exchange Notes have been disposed of by such Participating Broker-Dealer. In that regard, each Participating Broker-Dealer by tendering such Old Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Issuer of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Issuer has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Issuer has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Issuer gives such notice to suspend the sale of the Exchange Notes, it shall extend the 90-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Issuer has given notice that the sale of Exchange Notes may be resumed, as the case may be.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. all authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

     For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Notes when the Issuer has given oral or written notice thereof to the Exchange Agent. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted herein with respect to tenders through the Book-Entry Transfer Facility), without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

     The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer," the Issuer may not be required to accept for exchange any of the Old Notes tendered. Old Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" herein.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions", please deliver the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes." The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Notes so tendered.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" AND SIGNING THIS LETTER OF TRANSMITTAL AND DELIVERING SUCH OLD NOTES AND THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

-------------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF OLD NOTES TENDERED
-------------------------------------------------------------------------------------------------------------------------
                                                                                              AGGREGATE
                                                                                              PRINCIPAL
                                                                                INDICATE        AMOUNT        AGGREGATE
                                                               CERTIFICATE    WHETHER 1999   REPRESENTED      PRINCIPAL
                                                                NUMBER(S)*      NOTES OR    BY CERTIFICATE     AMOUNT
                                                                 (ATTACH       2001 NOTES        FOR          TENDERED
            NAME(S) AND ADDRESS(ES) OF HOLDER(S)              SIGNED LIST IF   ARE TO BE     [1999/2001]    (IF LESS THAN
                 (PLEASE FILL IN IF BLANK)                      NECESSARY)      TENDERED        NOTES          ALL)**
-------------------------------------------------------------------------------------------------------------------------
                                                               ----------------------------------------------------------

                                                               ----------------------------------------------------------

                                                               ----------------------------------------------------------

                                                               ----------------------------------------------------------

                                                               ----------------------------------------------------------

                                                               ----------------------------------------------------------

                                                               ----------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED
-------------------------------------------------------------------------------------------------------------------------
  * NEED NOT BE COMPLETED BY HOLDERS TENDERING BY BOOK-ENTRY TRANSFER.
 ** NEED NOT BE COMPLETED BY HOLDERS WHO WISH TO TENDER WITH RESPECT TO ALL OLD NOTES LISTED. SEE INSTRUCTION 2.
-------------------------------------------------------------------------------------------------------------------------

                           USE OF BOOK ENTRY TRANSFER

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT THE
    DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
--------------------------------------------------------------------------------

DTC Book-Entry Account No.:
--------------------------------------------------------------------------------

Transaction Code No.:
--------------------------------------------------------------------------------

                           USE OF GUARANTEED DELIVERY

If Holders desire to tender Old Notes pursuant to the Exchange Offer and (i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed on a timely basis, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures."

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO THE NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s) of Old Notes:
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Window Ticket No. (if any):
--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------
--------------------------------------------------------------------------------

Name of Eligible Institution that Guaranteed Delivery:
------------------------------------------------------------

If Delivered by Book-Entry Transfer, Name of Tendering Institution:
---------------------------------------------
--------------------------------------------------------------------------------

DTC Book-Entry Account No.:
--------------------------------------------------------------------------------

Transaction Code No.:
--------------------------------------------------------------------------------

                       BROKER-DEALER COPIES OF PROSPECTUS

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Aggregate Principal Amount of Old Notes so held:
-----------------------------------------------------------------

                             FOR USE BY AFFILIATES

[ ] CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU ARE TENDERING OLD
    NOTES IS AN AFFILIATE OF THE ISSUER

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Aggregate Principal Amount of Old Notes so held: $
--------------------------------------------------------------

                                PLEASE SIGN HERE

       (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES REGARDLESS
         OF WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

If a Holder is tendering any Old Notes, this Letter of Transmittal must be signed by the Holder(s) of the Old Notes exactly as the name(s) appear(s) on the certificate(s) for the Old Notes or, if tendered by a participant in The Depository Trust Company, exactly as such participant's name appears on a security position listing as the owner of the Old Notes, or by any person(s) authorized to become Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title and submit evidence satisfactory to the Issuer of each such person's authority to so act. See Instruction 3.

If the signature appearing below is not of a registered Holder of the Old Notes, then the registered Holder must sign a valid proxy.


X ------------------------------------------------------       Date: --------------------------------------------------

X ------------------------------------------------------       Date: --------------------------------------------------
   SIGNATURES(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY

 Name(s): ---------------------------------------------                                ADDRESS:
     ---------------------------------------------                -------------------------------------------------
                   (PLEASE PRINT)                                 -------------------------------------------------
                                                                                 (INCLUDING ZIP CODE)

Capacity: ----------------------------------------------       Area Code and Telephone No.: ----------------------

Social Security No.: ----------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Date:
------------------------------

------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                       (SEE INSTRUCTIONS 3 AND 4 HEREIN)

        To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

   Name:---------------------------------------------------------------------
                                 (PLEASE PRINT)

   Address:------------------------------------------------------------------
                                 (PLEASE PRINT)

   ------------------------------------------------------------
                                    ZIP CODE

   ------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

   Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

   ------------------------------------------------------------
          (BOOK ENTRY TRANSFER FACILITY ACCOUNT NUMBER, IF APPLICABLE)
------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 3 AND 4 HEREIN)

        To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) above on this Letter of Transmittal or to such person or persons at an address other than shown above in the box entitled "Description of Old Notes" on this Letter of Transmittal.

   Mail Exchange Notes and/or Old Notes to:

   Name:---------------------------------------------------------------------
                                 (PLEASE PRINT)

   Address:------------------------------------------------------------------
                                 (PLEASE PRINT)

   ------------------------------------------------------------
                                    ZIP CODE

   ------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

------------------------------------------------------------

                              SUBSTITUTE FORM W-9
                    TO BE COMPLETED BY ALL TENDERING HOLDERS
             PAYER'S NAME: THE BANK OF NEW YORK, AS EXCHANGE AGENT

-------------------------------------------------------------------------------------------------------------------------------
         SUBSTITUTE             PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT    ----------------------------------
          FORM W-9              AND CERTIFY BY SIGNING AND DATING BELOW.                 SOCIAL SECURITY NUMBER
                                                                                         OR
                                                                                         EMPLOYER IDENTIFICATION NUMBER
                                -----------------------------------------------------------------------------------------------
     DEPARTMENT OF THE          PART 2 -- Certification -- Under Penalties of            PART 3 --
     TREASURY, INTERNAL         Perjury, I certify that:
      REVENUE SERVICE           (1) The number shown on this form is my correct          Awaiting TIN [ ]
                                    Taxpayer Identification Number (or I am waiting
    PAYER'S REQUEST FOR             for a number to be issued to me) and
  TAXPAYER IDENTIFICATION       (2) I am not subject to backup withholding because:
       NUMBER ("TIN")               (a) I am exempt from backup withholding,
                                    (b) I have not been notified by the Internal
                                Revenue Services ("IRS") that I am subject to backup
                                withholding as a result of a failure to report all
                                interest or dividends, or
                                    (c) the IRS has notified me that I am no longer
                                subject to backup withholding.
                                -----------------------------------------------------------------------------------------------
                                Certificate instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                                -----------------------------------------------------------------------------------------------
                                SIGNATURE:
                                ---------------------------------------------------  DATE: ------------
-------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30.5% (SUBJECT TO ADJUSTMENT IN FUTURE YEARS) OF ANY PAYMENTS MADE TO HOLDERS OF EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either

(a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security administration Office or

(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

---------------------------------------------     ------------------------------
                    SIGNATURE                                     DATE

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by Holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Book-Entry Delivery Procedure" section of the Prospectus. Certificates for all physically tendered Old Notes, or a timely confirmation of the book-entry transfer of Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation"), as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documentation required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below and in the "The Exchange Offer -- Guaranteed Delivery Procedure" section of the Prospectus. Old Notes may only be tendered in a principal amount of $1,000 and any integral multiples thereof.

     Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documentation to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedure" section of the Prospectus. Pursuant to such procedures:

     - such tender must be made through an Eligible Institution (as defined below),

     - prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier), mail or hand delivery), setting forth the name and address of the holder of Old Notes, the certificate number(s) of such Old Notes (if applicable) and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or a facsimile thereof), together with the certificates for all physically tendered Old Notes in proper form for transfer, or a Book-Entry Confirmation of such Old Notes, and any other documentation required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and

     - a properly executed Letter of Transmittal (or a facsimile thereof), as well as the certificates for all physically tendered Old Notes in proper form for transfer or a Book-Entry Confirmation of such Old Notes, as the case may be, and all other documentation required by this Letter of Transmittal, must be received by the Exchange Agent within five business days after the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTATION IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY OLD NOTES TO THE ISSUER.

     2. TENDER BY HOLDER. Only a holder or acting holder of Old Notes may tender such Old Notes in the exchange offer. any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with such holder to execute and deliver this letter of transmittal on such owner's behalf or must, prior to completing and executing this letter of transmittal and delivering such Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such owner's name or obtain a properly completed bond power from the registered holder.

     See "The Exchange Offer" section of the Prospectus.

     3. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD NOTES WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWAL RIGHTS. Tenders of Old Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old
Notes -- Aggregate Principal amount Tendered." a reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

     Any Holder who has tendered Old Notes may withdraw the tender by delivering written notice of withdrawal (which may be sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier), mail or hand delivery) to the Exchange Agent prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. any such notice of withdrawal must:

     - specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor"),

     - identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes),

     - be timely received and signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered or as otherwise set forth in Instruction 3 below (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the Trustee (as defined in the Prospectus) register the transfer of such Old Notes pursuant to the terms of the Indenture into the name of the person withdrawing the tender,

     - contain a statement that one Holder is withdrawing its election to have such Old Notes exchanged, and

     - specify the name in which any such Old Notes are to be registered, if different from that of the Depositor.

     If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes or otherwise comply with the Book-Entry Transfer Facility's procedures. See "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

     Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed to have been validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures described in "The Exchange Offer -- Procedures for Tendering" section of the Prospectus.

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuer, in its sole discretion, whose determination shall be final and binding on all parties. None of the Issuer, any Guarantor, any employees, agents, affiliates or assigns of the Issuer, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as promptly as practicable after withdrawal.

     You may retender properly withdrawn Old Notes in this exchange by following the procedures above at any time on or before the Expiration Date.

     4. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a securities position listing without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different names on several certificates or securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations.

     The signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Old Notes tendered pursuant hereto are tendered (i) by a registered Holder of the Old Notes (including any participant in The Depository Trust Company whose name appears on a security position listing as the owner of Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or another "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange act of 1934, as amended (collectively, "Eligible Institutions").

     If this Letter of Transmittal is signed by a person other than the Holder of any Old Notes listed therein, such Old Notes must be endorsed or accompanied by a properly completed bond power signed by such Holder exactly as the name or names of such Holder or Holders appear(s) on such Old Notes with the signatures on the Old Notes or the bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Old Notes or assignments or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

     5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders of Old Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the Employer Identification or Social Security Number of the person named must also be indicated. a Holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal or credited to the account listed beneath the box entitled "Description of Old Notes," as the case may be.

     6. TAX IDENTIFICATION NUMBER; SUBSTITUTE FORM W-9. Federal income tax law generally requires that a tendering Holder whose Private Notes are accepted for exchange must provide the Issuer (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, made a part of this Letter of Transmittal, which, in the case of a tendering Holder who is an individual, is his or her Social Security Number. If the Issuer is not provided with the current TIN or an adequate basis for an exemption, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering Holder of Exchange Notes may be subject to backup withholding in an amount equal to 30.5% (subject to adjustment in future years) of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt Holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the attached Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering Holder of Old Notes must provide its correct TIN by completing the Substitute Form W-9 set forth in this Letter of Transmittal, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that:

     - the Holder is exempt from backup withholding,

     - the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or

     - the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding.

     If the tendering Holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Issuer a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 3 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking such box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Issuer within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Issuer.

     7. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

     8. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     9. DETERMINATION OF VALIDITY. The Issuer will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Issuer reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may be unlawful. The Issuer also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer -- Certain Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders.

     The Issuer's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. although the Issuer intends to notify holders of defects or irregularities with respect to tenders of Old Notes, none of the Issuer, the Guarantors, any employees, agents, affiliates or assigns of the Issuer, the Exchange Agent, or any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     10. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. all tendering Holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     11. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Aent at the address indicated above for further instructions. The Holder will then be instructed as to the steps that must be taken to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the Old Notes have been replaced.

     12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

     13. INADEQUATE SPACE. If the space provided herein is inadequate, the aggregate principal amount of Old Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

                 The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

           By Hand Or                  Facsimile Transmissions:               By Registered Or
       Overnight Delivery:           (Eligible Institutions Only)              Certified Mail:
      The Bank of New York              (212) [               ]             The Bank of New York
       101 Barclay Street                                                  101 Barclay Street, 7E
    Corporate Trust Services          To Confirm by Telephone or          New York, New York 10286
      Window, Ground Level               for Information Call:          Attention: [               ]
    New York, New York 10286            (212) [               ]
Attention: Reorganization Section

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